UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2003

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

15279 Alton Parkway, Suite 100, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Item 5. – Other Events

     On March 31, 2003, the Registrant file a Certificate of Correction of Restated Certificate of Incorporation with the Delaware Secretary of State. A copy of the Certificate of Correction is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

     The item to be corrected in the Certificate of Correction refer to the stockholder voting provisions previously set forth in Article XI of the Registrant’s Restated Certificate of Incorporation filed with the Delaware Secretary of State on November 12, 2002. The corrected Article XI restores the prior text of the Certificate of Incorporation prohibiting stockholder actions by written consent. The Registrant’s stockholders did not consummate any actions by written consent during the period from November 12, 2002 to March 31, 2003.

Item 7. – Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit Number	Description

3.1	Certificate of Correction of Restated Certificate of Incorporation, filed with the Delaware Secretary of State March 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

April 8, 2003	By:	/s/ Vicente Anido, Jr., Ph.D. Vicente Anido, Jr., Ph.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Correction of Restated Certificate of Incorporation, filed with the Delaware Secretary of State March 31, 2003.